UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 16, 2016
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The NASDAQ Stock Market (“NASDAQ”) notified Itron, Inc. (the “Company”), by letter dated March 16, 2016, that the Company is not currently in compliance with NASDAQ’s continued listing requirement set forth in Rule 5250(c)(1) of the NASDAQ Listing Rules (the “Rules”), due to its failure to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 10-K”) with the Securities and Exchange Commission (the “SEC”).

As previously reported, the Company is completing a review of revenue recognition for certain software solutions for which the Company has not been able to demonstrate Vendor Specific Objective Evidence of fair value for maintenance associated with the software solutions for the year ended December 31, 2015, as well as deficiencies in its revenue processes and controls. Once the Company completes its analysis, it will work with its independent auditor, Ernst & Young LLP, on these matters to conclude its review as soon as reasonably practicable.

Under the Rules, the Company has 60 calendar days from March 16, 2016 to submit a plan to NASDAQ to regain compliance with the Rules. If NASDAQ accepts the plan, it can grant an exception of up to 180 calendar days from the due date of the filing of the 2015 10-K (as extended by the Company’s filing on Form 12b-25), or until September 12, 2016, for the Company to regain compliance with Rule 5250(c)(1). The Company may regain compliance at any time during this 180-day period upon filing the 2015 10-K, as well as all subsequent periodic reports that are due within that period, with the SEC. If NASDAQ does not accept the Company’s compliance plan, the Company will have the opportunity to appeal that decision.

Although the Company intends to file the 2015 10-K with the SEC as soon as practicable, no assurance can be given that the 2015 10-K will be filed on or before May 16, 2016, or that NASDAQ will grant an exception to extend the period in which to bring the Company into compliance with Rule 5250(c)(1) beyond that date.

This notice contains certain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and information relating to the Company that are based on the beliefs of the management of the Company. These forward looking statements are subject to risks and uncertainties, including the risk that the evaluation described above results in further adjustments to the financial statements and results of operations. Should one of these risks or uncertainties materialize actual results or outcomes may vary materially from those described as anticipated, believed, estimated, intended, or planned.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

	By:	/s/ W. MARK SCHMITZ
Dated: March 16, 2016		W. Mark Schmitz
Executive Vice President and Chief Financial Officer